SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  October 29, 2003

(Date of earliest event reported)

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

7400 Excelsior Boulevard Minneapolis, MN		55426-4517
(Address of principal executive offices)

(952) 930-9000
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

SIGNATURES
Exhibit Index
EX 99.1 PRESS RELEASE

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)           Exhibits

Exhibit Number	Description

99.1	Press Release dated October 28, 2003

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On October 28, 2003, Appliance Recycling Centers of America, Inc. issued a press release announcing its third quarter results.  The Company reported net income of $41,000 or $0.01 per diluted share for the third quarter of 2003 ended September 27, including a charge of $288,000 related to a write-down of inventories related to the Company’s used appliance operations, which is a negligible portion of ARCA’s current retail business that the Company has decided not to expand.  ARCA reported earnings of $274,000 or $0.09 per diluted share in the third quarter of 2002.  Revenues in the third quarter of 2003 came to $11,865,000, compared to $13,079,000 in the year-earlier period.  A copy of the press release is attached as an exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Date: October 29, 2003	/s/ Linda Koenig
Linda Koenig, Vice President of Finance

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 28, 2003